UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 14, 2005

Renal Care Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-27640 (Commission File Number)	62-1622383 (I.R.S. Employer Identification No.)

2525 West End Avenue, Suite 600
Nashville, Tennessee 37203
(Address of principal executive offices)

(615) 345-5500
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 8.01 OTHER EVENTS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EXHIBIT INDEX
EX-99.1 RELEASE, DATED JUNE 14, 2005, ENTITLED "RENAL CARE GROUP RECEIVES SECOND REQUEST FROM THE FEDERAL TRADE COMMISSION REGARDING PENDING ACUISITION"

ITEM 8.01 OTHER EVENTS

     On June 14, 2005 Renal Care Group, Inc. announced that it has received a request from the Federal Trade Commission for additional information in connection with the proposed acquisition of Renal Care Group, Inc. by Fresenius Medical Care AG. A copy of the press release announcing the receipt of the request for additional information is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits.

99.1	Release, dated June 14, 2005, entitled “Renal Care Group Receives Second Request From the Federal Trade Commission Regarding Pending Acquisition”

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Renal Care Group, Inc.

Date: June 15, 2005	By:	/s/ David M. Dill

	Name:	David M. Dill

	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Release, dated June 14, 2005, entitled “Renal Care Group Receives Second Request From the Federal Trade Commission Regarding Pending Acquisition”